================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: November 8, 2007
                        (Date of earliest event reported)

                            Federal-Mogul Corporation
             (Exact Name of Registrant as specified in its Charter)

                                    Michigan
                 (State or Other Jurisdiction of Incorporation)

                1-1511                                38-0533580
       (Commission File Number)          (IRS Employer Identification Number)


      26555 Northwestern Highway,                        48033
         Southfield, Michigan
    (Address of Principal Executive                   (Zip Code)
               Offices)

                                 (248) 354-7700
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


================================================================================

Item 1.03 and Item 8.01.  Bankruptcy or Receivership and Other Events.


As previously disclosed, Federal-Mogul Corporation ("Federal-Mogul") and all of its wholly-owned United States subsidiaries ("U.S. subsidiaries") filed voluntary petitions on October 1, 2001 for reorganization under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). Also, as previously disclosed, on October 1, 2001, certain of the Company's United Kingdom subsidiaries (together with the U.S. subsidiaries, the "Debtors and Debtors-in-Possession") filed voluntary petitions for reorganization under the Bankruptcy Code with the Bankruptcy Court.

On November 8, 2007, the Bankruptcy Court entered an Order Confirming Fourth Amended Joint Plan of Reorganization for Debtors and Debtors-in-Possession (as Modified) (the "Confirmation Order") and entered Findings of Fact and Conclusions of Law Regarding the Confirmation of Fourth Amended Joint Plan of Reorganization for Debtors and Debtors-in-Possession (as Modified) (the "Findings of Fact and Conclusions of Law"). A conformed copy of the Fourth Amended Joint Plan of Reorganization for Debtors and Debtors-in-Possession (as Modified), as confirmed by the Bankruptcy Court (the "Confirmed Plan"), is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference herein. The Confirmation Order is attached as Exhibit 99.1 and the Findings of Fact and Conclusions of Law are attached as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated by reference herein.

On November 14, 2007, the United States District Court for the District of Delaware (the "District Court") entered an order affirming the Confirmation Order and the Findings of Fact and Conclusions of Law. The District Court's order is attached as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No Description
------- ------------------------------------------------------------------------
       2.1 Conformed Copy of Fourth Amended Joint Plan of Reorganization for Debtors and Debtors-in-Possession (as Modified), as confirmed by the Bankruptcy Court on November 8, 2007

      99.1 Order Confirming Fourth Amended Joint Plan of Reorganization for Debtors and Debtors-in-Possession (as Modified), as entered by the Bankruptcy Court on November 8, 2007
      99.2 Findings of Fact and Conclusions of Law Regarding Confirmation of Fourth Amended Joint Plan of Reorganization for Debtors and Debtors-in-Possession (as Modified), as entered by the Bankruptcy Court on November 8, 2007
      99.3 Order Affirming the Bankruptcy Court's Order Confirming Fourth Amended Joint Plan of Reorganization for Debtors and Debtors-in-Possession (as Modified) and Findings of Fact and Conclusions of Law Regarding Confirmation of Fourth Amended Joint Plan of Reorganization For Debtors and Debtors-in-Possession (as Modified), as entered by the District Court on November 14, 2007

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                          ---------------------------



                                            By: /s/ Robert L. Katz

Date: November 14, 2007
                                            ---------------------------------
                                            Name: Robert L. Katz
                                            Title: Senior Vice President and
                                            General Counsel

                                 EXHIBIT INDEX


Exhibit No Description

       2.1 Conformed Copy of Fourth Amended Joint Plan of Reorganization for Debtors and Debtors-in-Possession (as Modified), as confirmed by the Bankruptcy Court on November 8, 2007

      99.1 Order Confirming Fourth Amended Joint Plan of Reorganization for Debtors and Debtors-in-Possession (as Modified), as entered by the Bankruptcy Court on November 8, 2007

      99.2 Findings of Fact and Conclusions of Law Regarding Confirmation of Fourth Amended Joint Plan of Reorganization for Debtors and Debtors-in-Possession (as Modified), as entered by the Bankruptcy Court on November 8, 2007

      99.3 Order Affirming the Bankruptcy Court's Order Confirming Fourth Amended Joint Plan of Reorganization for Debtors and Debtors-in-Possession (as Modified) and Findings of Fact and Conclusions of Law Regarding Confirmation of Fourth Amended Joint Plan of Reorganization For Debtors and Debtors-in-Possession (as Modified), as entered by the District Court on November 14, 2007.